Nationwide Variable Insurance Trust
NVIT Multi-Manager International Growth Fund
NVIT Multi-Manager International Value Fund
NVIT Multi-Manager Large Cap Growth Fund
NVIT Multi-Manager Large Cap Value Fund
NVIT Multi-Manager Mid Cap Growth Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund

Supplement dated March 13, 2017
to the Prospectus dated April 29, 2016

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT Multi-Manager Large Cap Growth Fund

1.
At a meeting of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust (the "Trust") held on March 8, 2017, the Board approved the termination of Winslow Capital Management, LLC ("Winslow") as a subadviser to the NVIT Multi-Manager Large Cap Growth Fund (the "Fund"), and approved the appointment of Loomis, Sayles & Company, L.P. ("Loomis Sayles") as a new subadviser to the Fund.  This change is anticipated to be implemented by March 31, 2017 (the "Effective Date").

a.	The information under the heading "Principal Investment Strategies" on page 11 of the Prospectus is deleted in its entirety and replaced with the following:
Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities issued by large-cap companies. The Fund employs a "growth" style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. Equity securities in which the Fund invests are primarily common stocks. The Fund may invest in stocks of large-cap companies that are located outside the United States. The Fund generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.
The Fund consists of three portions managed by different subadvisers acting independently with respect to the assets of the Fund they manage. NFA is the Fund's investment adviser and, subject to the approval of the Board of Trustees of Nationwide Variable Insurance Trust (the "Trust"), selects the Fund's subadvisers and monitors their performance on an ongoing basis. NFA also determines the amount of Fund assets to allocate to each subadviser. NFA has chosen the Fund's current subadvisers because they approach investing in large-cap stocks in a different manner from each other. For example, as of the date of this Prospectus, one subadviser takes a bottom-up approach buying and selling investments primarily based on blending fundamental and quantitative research, the second subadviser takes a bottom-up investment approach that is based on factors specific to individual companies, and not general economic conditions, and the third subadviser emphasizes companies with sustainable competitive advantages, long-term structural growth drivers, attractive cash flow return on invested capital, and management teams focused on creating long-term value for shareholders. In allocating assets between the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to potentially increase the possibility for investment return and reduce risk and volatility.

b.	The discussion of "Growth style risk" under the heading "Principal Risks" on page 11 of the Prospectus is deleted in its entirety and replaced with the following:

Growth style risk - growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations.  If the subadviser's assessment of the prospects for a company's growth is wrong, or if the subadviser's judgment of how other investors will value the company's growth is wrong, then the price of the company's stock may fall or not approach the value that the subadviser has placed on it. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as "value" stocks.

c.	The information under the heading "Portfolio Management – Subadvisers" on page 12 of the Prospectus is deleted in its entirety and replaced with the following:

Massachusetts Financial Services Company ("MFS")
Smith Asset Management Group L.P. ("Smith Group")
Loomis, Sayles & Company, L.P. ("Loomis Sayles")

d.	The information under the heading "Portfolio Management – Portfolio Managers" on page 12 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
MFS
Matthew W. Krummell	Investment Officer and Portfolio Manager	Since 2012
James C. Fallon	Investment Officer and Portfolio Manager	Since 2015
Jonathan W. Sage	Investment Officer and Portfolio Manager	Since 2015
John E. Stocks	Investment Officer and Portfolio Manager	Since 2015
Smith Group
Stephen S. Smith, CFA	Chief Executive Officer and Chief Investment Officer	Since 2015
John D. Brim, CFA	President and Portfolio Manager	Since 2015
Loomis Sayles
Aziz V. Hamzaogullari, CFA	Vice President and Portfolio Manager	Since 2017

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e.	The information under the heading "How the Funds Invest – Principal Investment Strategies" on page 37 of the Prospectus is deleted in its entirety and replaced with the following:

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by large-cap companies, utilizing a growth style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. Equity securities in which the Fund invests are primarily common stock. The Fund may also invest in equity securities of large-cap companies that are located outside the United States. The Fund generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund consists of three portions managed by different subadvisers acting independently with respect to the assets of the Fund they manage. NFA has selected Massachusetts Financial Services Company, Smith Asset Management Group L.P. and Loomis, Sayles & Company, L.P. as subadvisers to each manage the assets of a portion of the Fund. The subadvisers have been chosen because they approach investing in large-cap securities in a different manner from each other. In allocating assets between the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to increase the potential for investment return and, at the same time, reduce risk and volatility.

Pursuant to a Manager-of-Managers Exemptive Order that the Trust received from the SEC, NFA may allocate and reallocate Fund assets to or among unaffiliated subadvisers at any time, subject to the approval of the Board of Trustees of the Trust. In addition, certain subadvisers may have limits as to the amount of assets that the subadviser will manage.

The three portions are each managed as follows:

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS") – focuses on investing Fund assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (i.e., growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures. MFS uses a bottom-up approach to buying and selling investments for the Fund. Investments are selected primarily based on blending fundamental and quantitative research. MFS uses fundamental analysis of individual issuers and their potential in light of their financial condition and market, economic, political, and regulatory conditions to determine a fundamental rating for an issuer. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. MFS uses quantitative analysis, including quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors to determine a quantitative rating for an issuer. When MFS quantitative research is available but MFS fundamental research is not available, MFS considers the issuer to have a neutral fundamental rating. MFS then constructs the portfolio considering the blended rating from combining the fundamental rating and the quantitative rating as well as issuer, industry, and sector weightings, market capitalization, measures of expected volatility of the Fund's return, and other factors.
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SMITH ASSET MANAGEMENT GROUP L.P. ("SMITH GROUP") – employs quantitative and qualitative analysis to identify high quality companies that it believes have the ability to accelerate earnings growth and exceed investor expectations. Smith Group's selection process consists of three steps. First the investment team conducts a series of risk control and valuation screens designed to eliminate securities that are highly volatile or are more likely to underperform in the market. Four primary factors are considered when conducting the risk control and valuation screens: valuation; financial quality; stock volatility; and corporate governance. Securities that pass the initial screens are then evaluated using a proprietary methodology that attempts to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates the following considerations: changes in Wall Street opinions; individual analysts' historical accuracy; earnings quality analysis; and corporate governance practices. The first two screening steps produce a list of eligible companies which are then subjected to traditional fundamental analysis by the investment team to further understand each company's business prospects, earnings potential, strength of management and competitive positioning. The investment team uses the results of this analysis to construct the portfolio for the Fund.

LOOMIS, SAYLES & COMPANY, L.P. ("LOOMIS SAYLES") – normally invests across a wide range of sectors and industries, using a growth style of equity management that emphasizes companies with sustainable competitive advantages, long-term structural growth drivers, attractive cash flow return on invested capital, and management teams focused on creating long-term value for shareholders. Loomis Sayles aims to invest in stocks of companies when they trade at a significant discount to the estimate of intrinsic value. Loomis Sayles will consider selling a portfolio investment when it believes an unfavorable structural change occurs within a given business or the markets in which it operates, when a critical underlying investment assumption is flawed, when a more attractive reward-to-risk opportunity becomes available, when the current price fully reflects the subadviser's estimate of intrinsic value, or for other investment reasons which Loomis Sayles deems appropriate.

f.	The reference to Winslow under the heading "Fund Management – Subadvisers" on page 56 of the Prospectus is deleted in its entirety and replaced with the following:

LOOMIS, SAYLES & COMPANY, L.P. ("LOOMIS SAYLES") is subadviser for a portion of the NVIT Multi-Manager Large Cap Growth Fund. Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, was founded in 1926 and is one of the oldest investment advisory firms in the United States with over $240.2 billion in assets under management as of December 31, 2016.

g.
The reference to Winslow under the heading "Fund Management – Portfolio Management – NVIT Multi-Manager Large Cap Growth Fund" on page 58 of the Prospectus is deleted in its entirety and replaced with the following:

Loomis Sayles

The portfolio manager for the portion of the Fund managed by Loomis Sayles is Aziz V. Hamzaogullari, CFA. Mr. Hamzaogullari is a vice president of Loomis Sayles and the head of the growth equities strategy team. Prior to joining Loomis Sayles in 2010, he was a senior
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portfolio manager at Evergreen Investments. Mr. Hamzaogullari has a BS from Bilkent University, Turkey, and an MBA from George Washington University. He is a member of the Boston Security Analysts Society.

2.
Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust's Manager of Managers Exemptive Order, with more detailed information about Loomis Sayles.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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